ROCHDALE INVESTMENT TRUST
Supplement dated July 13, 2005
to
Statement of Additional Information dated April 30, 2005

The following table replaces the table on page B-32 of the SAI.

For the fiscal periods ended December 31, 2002, 2003 and 2004, the Advisor was paid the following advisory fees for the Portfolios:

	Fiscal Year Ended 12/31/02	Fiscal Year Ended 12/31/03	Fiscal Year Ended 12/31/04

Large Growth Portfolio (1)	$63,407	$77,672	$98,906
Expenses Waived and Reimbursed	$0	-$4,598	-$8,421

Large Value Portfolio (1)	$66,003	$89,189	$118,464
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Growth Portfolio (1)	$62,683	$84,738	$109,499
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Value Portfolio (1)	$61,510	$86,519	$116,436
Expenses Waived and Reimbursed	$0	$0	$0

Atlas Portfolio (2)	$358,629	$300,774	$438,395
Expenses Waived and Reimbursed	$0	$0	0

Dividend & Income Portfolio (3)	$75,339	$38,643	$119,071
Expenses Waived and Reimbursed	-$29,596	-$44,015	-$11,927

Intermediate Fixed Income Portfolio (1)	$95,755	$146,767	$102,031
Expenses Waived and Reimbursed	-$42,225	-$6,061	-$60,425

Darwin Portfolio (4)	N/A	N/A	$26
Expenses Waived and Reimbursed	N/A	N/A	-$ 314
_________________
(1) The Portfolio commenced operations on December 31, 1999.
(2) The Portfolio commenced operations on October 2, 1998.
(3) The Portfolio commenced operations on June 1, 1999.
(4) The Portfolio commenced operations on December 31, 2004.